UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report:
March 1, 2006
(Date of Earliest Event Reported: March 1, 2006)
EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-14365 (Commission File Number)	76-0568816 (I.R.S. Employer Identification No.)
El Paso Building
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (713) 420-2600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On March 1, 2006, we announced earnings results for the quarter ended December 31, 2005. We are also making updated operating statistics available on our website at www.elpaso.com. A copy of our earnings release is attached as Exhibit 99.A and a copy of our operating statistics is attached as Exhibit 99.B. The attached Exhibits are not filed, but are furnished to comply with Item 2.02 of Form 8-K.
Item 7.01 Regulation FD Disclosure.
     On March 1, 2006, we are providing a financial and operational update. A copy of the slide presentation (available on our website at www.elpaso.com), is attached as Exhibit 99.C, and is being furnished under this item solely for the purpose of complying with Regulation FD.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

99.A	Press Release dated March 1, 2006.
99.B	Operating Statistics.
99.C	Slide Presentation dated March 1, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION
By:	/s/ D. Mark Leland
D. Mark Leland
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Dated: March 1, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99.A	Press Release dated March 1, 2006.
99.B	Operating Statistics.
99.C	Slide Presentation dated March 1, 2006.